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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): JULY 23, 2002
                         Commission File Number: 0-29911


                           CALDERA INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                                87-0662823
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      (State or other jurisdiction of                  (IRS Employer
      incorporation or organization)                 Identification No.)


            355 SOUTH 520 WEST
               LINDON, UTAH                                 84042
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 (Address of Principal Executive Offices)                 (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 765-4999
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                                       N/A
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              (Former name, former address, and formal fiscal year,
                         if changed since last report)

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                              ITEM 5. OTHER EVENTS

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      Caldera International, Inc. issued the following press release on
July 23, 2002.

                           CALDERA INTERNATIONAL, INC.
                           COMPLETES STOCK REPURCHASE



      LINDON, UTAH--JULY 22, 2002--Caldera International, Inc. (Nasdaq: CALD) today announced that it has completed the purchase of the shares of its common stock held by Tarantella, Inc. (Nasdaq: TTLA) and MTI Technology Corporation (Nasdaq: MTIC). Caldera acquired 4,304,000 shares or 31% of its issued and outstanding common stock for an aggregate purchase price of $4,029,000, or $0.94 per share. The repurchase of these shares has reduced the number of issued and outstanding shares of the Company to 9,487,000, of which 5,318,000 are held by The Canopy Group, Inc., and the remaining 4,169,000 are held by non-affiliates.

      "These shares were an overhang to the market and were depressing Caldera's stock price. The elimination of these shares puts Caldera in a much more attractive position for present shareholders and interested investors," said Bob Bench, CFO, Caldera International. "The repurchase of nearly a third of Caldera's outstanding shares now opens the way for Caldera to raise additional capital at higher prices, and will allow for the market to reach a share price that more closely reflects the value of Caldera. The company has improved its equity position, is essentially debt free, and can now take advantage of expansion opportunities."

      "During the next 12 months, Caldera will identify appropriate technologies and companies that will complement our strategy and roadmap," said Darl McBride, president and CEO, Caldera International. "Caldera is in the enviable position of having a worldwide channel sales organization with a vast network of resellers and distributors. We will be active in licensing and acquiring technologies that leverage our channel and add value to our customers."

CALDERA INTERNATIONAL, INC.
      Caldera International (Nasdaq: CALD) provides "Powerful Choices" for businesses through its UNIX, Linux and Volution product lines and services. Based in Lindon, UT, Caldera has representation in 82 countries and 16,000+ resellers worldwide. Caldera Global Services provides reliable localized support and services to partners and customers. For more information on Caldera products and services, visit HTTP://WWW.CALDERA.COM.


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                                   SIGNATURES

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      Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 23, 2002                     CALDERA INTERNATIONAL, INC.


                                          By /s/ Robert K. Bench
                                             ---------------------------------
                                             Robert K. Bench
                                             (Chief Financial Officer
                                             Principal Financial and
                                             Accounting Officer)


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